JOINT FILER INFORMATION
                             -----------------------






Name:   City of London Investment Management Company Limited
----


Address:   10 Eastcheap
-------    London EC3M ILX, England


Designated Filer:   City of London Investment Group PLC
----------------


Issuer and Ticker Symbol:   The First Israel Fund, Inc. ("ISL")
------------------------


Statement for Month/Year:   February 2004
------------------------


Signature:   City of London Investment Management Company Limited
---------

             By: /s/ Barry M Olliff
                 ------------------
             Name:  Barry M Olliff, Director

                             JOINT FILER INFORMATION
                             -----------------------






Name:   The Emerging World Fund
----

Address:   IFSC House
-------    International Financial Services Centre
           Dublin 1
           Ireland


Designated Filer:   City of London Investment Group PLC
----------------


Issuer and Ticker Symbol:   The First Israel Fund, Inc. ("ISL")
------------------------


Statement for Month/Year:   February 2004
------------------------


Signature:   City of London Investment Management Company Limited
---------

             By: /s/ Barry M Olliff
                 ------------------
             Name:  Barry M Olliff, Director

                             JOINT FILER INFORMATION
                             -----------------------






Name:   Global Emerging Markets Country Fund
----

Address:   10 Eastcheap
-------    London EC3M ILX, England


Designated Filer:   City of London Investment Group PLC
----------------


Issuer and Ticker Symbol:   The First Israel Fund, Inc. ("ISL")
------------------------


Statement for Month/Year:   February 2004
------------------------


Signature:   City of London Investment Management Company Limited
---------

             By: /s/ Barry M Olliff
                 ------------------
             Name:  Barry M Olliff, Director

                             JOINT FILER INFORMATION
                             -----------------------






Name:   Investable Emerging Markets Country Fund
----

Address:   10 Eastcheap
-------    London EC3M ILX, England


Designated Filer:   City of London Investment Group PLC
----------------


Issuer and Ticker Symbol:   The First Israel Fund, Inc. ("ISL")
------------------------


Statement for Month/Year:   February 2004
------------------------


Signature:  City of London Investment Management Company Limited
---------

             By: /s/ Barry M Olliff
                 ------------------
             Name:  Barry M Olliff, Director

                             JOINT FILER INFORMATION
                             -----------------------






Name:   Emerging Markets Free Country Fund
----


Address:   10 Eastcheap
-------    London EC3M ILX, England


Designated Filer:   City of London Investment Group PLC
----------------


Issuer and Ticker Symbol:   The First Israel Fund, Inc. ("ISL")
------------------------


Statement for Month/Year:   February 2004
------------------------


Signature:   City of London Investment Management Company Limited
---------

             By: /s/ Barry M Olliff
                 ------------------
             Name:  Barry M Olliff, Director

                             JOINT FILER INFORMATION
                             -----------------------






Name:   GFM (Institutional) Emerging Markets Country Fund
----


Address:   20 Queen Street
-------    West Suite 3206
           Toronto, Ontario, MSH 3R3, Canada


Designated Filer:   City of London Investment Group PLC
----------------


Issuer and Ticker Symbol:   The First Israel Fund, Inc. ("ISL")
------------------------


Statement for Month/Year:   February 2004
------------------------


Signature:   City of London Investment Management Company Limited
---------

             By: /s/ Barry M Olliff
                 ------------------
             Name:  Barry M Olliff, Director

                             JOINT FILER INFORMATION
                             -----------------------






Name:   City of London Quantitative Management Limited
----


Address:   510 Thornall Street, Suite 220
-------    Edison, NJ 08837
           United States


Designated Filer:   City of London Investment Group PLC
----------------


Issuer and Ticker Symbol:   The First Israel Fund, Inc. ("ISL")
------------------------


Statement for Month/Year:   February 2004
------------------------


Signature:   City of London Quantitative Management Limited
---------

             By: /s/ Barry M Olliff
                 ------------------
             Name:  Barry M. Olliff, Director

                             JOINT FILER INFORMATION
                             -----------------------






Name:   Tradex Global Equity Fund
----


Address:   Clarica Centre
-------    50 O'Connor Street, Suite 1120
           Ottawa, Ontario K1P 6L2, Canada


Designated Filer:   City of London Investment Group PLC
----------------


Issuer and Ticker Symbol:   The First Israel Fund, Inc. ("ISL")
------------------------


Statement for Month/Year:   February 2004
------------------------


Signature:   Tradex Global Equity Fund
---------

             By:  City of London Investment Management Company Limited
             Its: Investment Advisor


             By: /s/ Barry M. Olliff
                 -------------------
             Name:  Barry M. Olliff, Director

                             JOINT FILER INFORMATION
                             -----------------------






Name:   Global Optimization Fondo de Inversion Internacional
----


Address:   510 Thornall Street, Suite 220
-------    Edison, NJ 08837
           United States


Designated Filer:   City of London Investment Group PLC
----------------


Issuer and Ticker Symbol:   The First Israel Fund, Inc. ("ISL")
------------------------


Statement for Month/Year:   February 2004
------------------------


Signature:   Global Optimization Fondo de Inversion Internacional
---------

             By:  City of London Quantitative Management Limited
             Its: Investment Advisor


             By: /s/ Barry M. Olliff
                 -------------------
             Name:  Barry M. Olliff, Director